CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

LEASE ACQUISITION AGREEMENT

This Lease Acquisition Agreement (“Agreement”) is executed effective December 18, 2017 (the “Effective Date”) and is entered into by and between Navitas Oil & Gas, LLC (hereinafter “Navitas”), whose address is 202 Rue Iberville, Suite 130, Lafayette, Louisiana 70508, and PetroQuest Energy, L.L.C. (hereinafter “PQ”), whose address is 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508. Navitas and PQ are sometimes referred to herein individually as “Party” and collectively as “Parties”.

WHEREAS, Navitas has acquired certain leases or the right to acquire certain leases in the Contract Area and is in the process of attempting to secure additional leases; and,

WHEREAS, Navitas desires to convey and assign to PQ all of its right, title and interest in and to the leases and rights to acquire such leases in the Contract Area and PQ desires to acquire such leases and rights from Navitas.

NOW, THEREFORE, for and in consideration of the benefits and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I.
DEFINITIONS

For purposes of this Agreement the terms listed below shall have the following meanings:

1.1    “Additional Lease Consideration” shall refer to the additional consideration to be paid to a lessor, pursuant to a Side Letter Agreement, in the event Navitas assigns, subleases or transfers a working interest in such lease, whereby the lessor is to be paid additional consideration (e.g., [***] of the value of cash consideration in excess of a base amount per acre [***] received or otherwise realized by Navitas).

1.2	“Contract Area” shall refer to the geographical area within the red outline on the plat attached as Exhibit “A”.

1.3	“Core Area” shall mean an area within two miles of any lease owned by PQ or which PQ has a right to acquire in the Contract Area.

1.4    “Cost Free Royalty Provision” shall refer to a provision in the royalty clause of a lease pursuant to which the lessor does not bear certain post production costs traditionally shared by the lessor, i.e., providing that the lessor’s royalty interest shall not bear any charge for the cost of compressing, treating, dehydrating, processing, extracting, transporting or marketing the gas and gasoline and other products extracted therefrom.

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1.5    “Offering Letters” shall refer to [***].

1.6    “Offering Letter Leases” shall refer to the leases listed on Exhibit “B” attached hereto and made a part hereof, which were the subject of the Offering Letters.

1.7    “Pre-Agreement Leases” shall refer to the leases listed on Exhibit “C” attached hereto and made a part hereof, covering [***], more or less.

1.8    “Side Letter Agreement” shall refer to the agreement by and between Navitas and a lessor providing for additional terms and consideration.

1.9    “Target Date Leases” shall refer to any leases other than the Pre-Agreement Leases or the Offering Letter Leases acquired by Navitas within the Contract Area prior to the Effective Date.

1.10    “Post-Target Date Leases” shall refer to any leases acquired by Navitas within the Contract Area on or after the Effective Date and during the term of this Agreement.

ARTICLE II
LEASE ACQUISITION

2.1    Offering Letter Leases Navitas has acquired, or has the right to acquire, the Offering Letter Leases. Pursuant to the Offering Letters, PQ has previously paid to Navitas the sum of Six Million Nine Hundred Eighty-Two Thousand Five Hundred Thirty-Four and 90/100 Dollars ($6,982,534.90) in partial payment for all of Navitas’ rights, title and interest in and to the Offering Letter Leases. Within three business days after the Effective Date, as full and final consideration PQ will reimburse Navitas in the amount of One Million Three Hundred Eighty Thousand Three Hundred Seventy-Six and 00/100 Dollars ($1,380,376.00) for amounts previously paid by Navitas towards the total bonus consideration due for the Offering Letter Leases. Upon payment of the reimbursement amount to Navitas, PQ shall own all of Navitas’ right, title and interest of every kind in and to the Offering Letter Leases, including its rights and obligations under the Side Letter Agreements applicable thereto. Once the reimbursement has been received, Navitas shall execute an assignment of any Offering Letter Leases currently held by Navitas and Navitas shall execute such further assignments or other documents or instruments as may be requested by PQ from time to time to evidence PQ’s ownership of such leases or rights thereto. The Parties acknowledge that additional lease bonus payments are still due for certain of the Offering Letter Leases as set forth on Exhibit “B”. After the Effective Date, PQ shall be responsible for and shall pay such bonus payments directly to the lessors or their designated agents.

2.2    Target Date Leases In the event Navitas has acquired, whether directly or indirectly through an affiliate, by contract or otherwise, any Target Date Leases, it shall be obligated to promptly notify PQ and offer them to PQ for [***] per acre generation fee; provided that PQ shall have no obligation to acquire any such leases.

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.3    Pre-Agreement Leases PQ shall purchase the Pre-Agreement Leases from Navitas. The total consideration paid by PQ for the Pre-Agreement Leases shall be Seven Million Ten Thousand Three Hundred Seventy-Three and 00/100 Dollars ($7,010,373) cash ([***]) plus two million shares of PetroQuest Energy, Inc. common stock (the “PQ Shares”). The shares of common stock of PetroQuest Energy, Inc. are currently listed on the NYSE under the symbol “PQ”, and PQ shall take all necessary action to cause the PQ Shares to be listed on the NYSE within 3 business days after the Effective Date. The PQ Shares and cash shall be delivered to Navitas within 3 business days after the Effective Date, at which time Navitas shall execute and deliver assignments of the Pre-Agreement Leases to PQ. Navitas hereby represents and warrants that all lease bonus due under the terms of the Pre-Agreement Leases has been fully and properly paid by Navitas and that the leases are in full force and effect. In connection with the receipt of the PQ Shares, Navitas represents, warrants and agrees with PQ and for the benefit of PetroQuest Energy, Inc. (“Parent”) as set forth on Exhibit “E” attached hereto.

2.4    Post-Target Date Leases For a six month period after the Effective Date, Navitas shall work exclusively for PQ and attempt in good faith to obtain additional leases or the right acquire additional leases within the Contract Area. [***]. PQ shall have the option to extend the term for an additional six months by providing notice of such election at least thirty days prior to expiration of the initial six month term. [***].

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

2.5     [***].

2.6    Ownership and Assignment of Leases; Nominee Agreement All leases or rights to acquire leases acquired by Navitas on behalf of PQ under the terms of this Agreement shall be owned by PQ, subject to PQ’s obligation to make any subsequent installment payments in connection therewith. Promptly upon request by PQ (but in no event later than five (5) business days after such request), Navitas shall deliver an assignment to PQ of any requested leases using the form attached hereto as Exhibit “D”, which assignment shall be without warranty, except as to those claiming by, through and under Navitas, but not otherwise. Until a lease is assigned to PQ, PQ shall be the beneficial owner of such lease and Navitas shall continue to hold record title to such lease as nominee on behalf of PQ until PQ requests an assignment. Navitas agrees that, without the prior written consent of PQ, it shall not assign, sublease, convey or otherwise transfer or encumber any Offering Letter Leases, Target Date Leases, Pre-Agreement Leases or Post-Target Date Leases.

2.7    AMI Area The Parties hereby agree to establish an area of mutual interest as set forth on Exhibit “A” (“AMI Area”) (which shall for the avoidance of doubt include the Contract Area). If Navitas acquires, whether directly or indirectly through an affiliate, by contract or otherwise, any lease (other than a Post-Target Date Lease covered under Section 2.4) within the AMI Area it shall offer such lease to PQ. The offering notice shall be in writing and contain a description of the lease, any title information in the possession of Navitas and the amount paid for such lease. PQ shall have thirty days from receipt of such notice to elect to acquire the lease from Navitas for the amount paid by Navitas for the lease. If PQ elects to acquire such lease, the closing shall occur within ten days after such election at which time Navitas shall convey and assign the lease to PQ and PQ shall pay to Navitas the cost of the lease. In the event PQ fails to respond within thirty days to an offering notice, it shall be deemed to have elected NOT to acquire such lease. The term of this AMI provision shall remain in effect for so long as PQ or its successors and assigns owns any leases within the AMI Area.

2.8     [***].

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2.9    Post Closing Title Review.    Within one week after the Effective Date, Navitas will deliver to PQ all title review documents and information in its possession related to the Pre-Agreement Leases. PQ shall have a period of thirty days after receipt of all such title documents and information to review title to the Pre-Agreement Leases. In the event PQ identifies any material defects in title to the leases during such period by providing written notice thereof to Navitas explaining in reasonable detail the defect and the acreage it affects, Navitas shall, at its election, (i) cure such defect at Navitas’ cost to PQ’s reasonable satisfaction, (ii) replace the defect acreage at Navitas’ cost with other lease acreage reasonably acceptable to PQ of (iii) refund to PQ the lease bonus and generation fee paid by PQ for such defective acreage.

ARTICLE III
MISCELLANEOUS

3.1    Notices All notices between the Parties authorized or required by any of the provisions of this Agreement, unless otherwise specifically provided, shall be given in writing and delivered in person, by mail, courier service or telegram, postage or charges prepaid, or by telex or telecopier and addressed to the Party to whom the notice is given as follows:

Navitas:
202 Rue Iberville, Suite 130
Lafayette, Louisiana 70508
Attention: Chris Roy & Cye T. Courtois
Telephone: (337) 278-2951 & (337) 303-6749
Facsimile:

PQ:
400 E. Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
Attention:    Bryan D. Martiny
Telephone:    (337) 232-7028
Facsimile:    (337) 234-4699

The originating notice given under any provision hereof shall be deemed given only when received by the Party to whom such notice is directed, and the time for such Party to give any notice in response thereto shall run from the date the originating notice is received. The second or any responsive notice shall be deemed given when deposited in the mail or with the courier service, with postage or charges prepaid, or upon transmission by facsimile or telecopier. Each Party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to the other Party.

3.2    Relationship of Parties This Agreement does not create, and shall not be construed to create, a partnership, association, joint venture or fiduciary relationship of any kind or character between

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the Parties, and shall not be construed to impose any duty, obligation, or liability arising from such a relationship by or with respect to any Party.

3.3    Entire Agreement When executed by the duly authorized representatives of PQ and Navitas, this Agreement shall constitute the entire agreement between the Parties regarding the Offering Letter Leases, Target Date Leases, Pre-Agreement Leases and Post-Target Date Leases and the Contract Area and shall supersede and replace any and all other writings, understandings, or memoranda of understanding entered into or discussed prior to the execution date hereof.

3.4    Savings Clause If any part or portion of this Agreement is held to be invalid, such invalidity of any such part or portion shall not affect any remaining part or portion hereof.

3.5    Survival Clause Upon termination of this Agreement, the obligations of Section 2.6 shall survive until PQ has been assigned any applicable lease.

3.6    Corporate Authority The Parties represent that, as of the date of the execution hereof, they are corporations duly authorized, validly existing and in good standing under the laws of the states of their incorporation and are qualified and authorized to do business in the State of Louisiana and that all requisite corporate power and authority to execute, deliver and effectuate this Agreement have been duly obtained.

3.7    Waiver of Consequential and Punitive Damages FOR THE AVOIDANCE OF DOUBT, EACH PARTY HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES THE OTHER PARTY FROM ITS OWN SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL, INCIDENTAL, AND INDIRECT DAMAGES (INCLUDING LOSS OF, DAMAGE TO OR DELAY IN PROFIT, REVENUE OR PRODUCTION) RELATING TO, ASSOCIATED WITH, OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. NO LAW, THEORY, OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH, OR REDUCE THE EFFECTIVENESS OF THE FOREGOING WAIVER, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH DAMAGE WAIVER IS TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY PARTY.

3.8    Default    In the event either Party fails to timely perform its obligations hereunder (a ”Defaulting Party”), the other Party (“Non-Defaulting Party”) shall give written notice to the Defaulting Party describing in reasonable detail the event of default (a “Default Notice”). The Defaulting Party shall then have five business days from receipt of the Default Notice to cure any alleged default. If the Defaulting Party fails to cure the alleged default during such cure period, the Non-Defaulting Party may then pursue whatever remedies are available to it hereunder.

3.8    Headings For Convenience The article and paragraph headings used in this Agreement are inserted for convenience only and shall not be regarded in construing this Agreement.

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3.9    Amendments This Agreement may be amended, modified, changed, altered or supplemented only by written instrument duly executed by the Parties specifically for such purpose and which specifically refers to this Agreement.

3.10    Governing Law This Agreement and the exhibits attached hereto shall be governed by and interpreted in accordance with the laws of the State of Louisiana.

3.11    Counterparts This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes, but this Agreement shall be binding on the Parties only if both parties execute same.

[Signatures on following page]

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WITNESS the execution hereof by the Parties as of the dates of the acknowledgments of their execution, but effective for all purposes as of the Effective Date.

WITNESSES:                NAVITAS OIL & GAS, LLC

/s/ Johnnie Alexander                BY:     /s/ Chris Roy
Name:    Johnnie Alexander            Name:    Chris Roy
/s/ Lorraine B. Meche                Title:     Manager
Name:    Lorraine B. Meche

PETROQUEST ENERGY, L.L.C.

/s/ Johnnie Alexander                BY:    /s/ Charles T. Goodson
Name:    Johnnie Alexander            Name:    Charles T. Goodson
/s/ Lorraine B. Meche                Title:     CEO & President
Name:    Lorraine B. Meche

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

STATE OF LOUISIANA

PARISH OF LAFAYETTE

On this the 18th day of December 2017, before me appeared Chris Roy, to me personally known, who, being by me duly sworn, did say that he is the Manager for NAVITAS OIL & GAS, LLC, and that the foregoing instrument was executed in behalf of said limited liability company by authority of its members, and said appearer acknowledged said instrument to be the free act and deed of said limited liability company.

_________________________________________
NOTARY PUBLIC
Printed Name of Notary: __________________________
Notary Public ID #: ________________
My Commission Expires: _______________________

STATE OF LOUISIANA

PARISH OF LAFAYETTE

On this the 18th day of December, 2017, before me appeared Charles T. Goodson, to me personally known, who, being by me duly sworn, did say that he is the Chairman, Chief Executive Officer and President for PETROQUEST ENERGY, L.L.C., and that the foregoing instrument was executed in behalf of said limited liability company by authority of its members, and said appearer acknowledged said instrument to be the free act and deed of said limited liability company.

_________________________________________
NOTARY PUBLIC
Printed Name of Notary: __________________________
Notary Public ID #: ________________
My Commission Expires: _______________________

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[***]

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Exhibit “B”

[***]

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[***]

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PAGE 2 TO EXHIBIT “B”
PAYMENT SCHEDULE
OFFERING LETTER LEASES

[***]

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Exhibit “C”

[***]

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[***]

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Exhibit “D”

Attached to and made a part of that certain Lease Acquisition Agreement dated effective
December 18, 2017 by and between Navitas Oil & Gas, LLC and PetroQuest Energy, L.L.C.

ASSIGNMENT OF OIL, GAS AND MINERAL LEASE(S)
STATE OF LOUISIANA
PARISHES OF
KNOW ALL MEN BY THESE PRESENTS: That
WHEREAS, NAVITAS OIL & GAS, LLC, whose mailing address is 202 Rue Iberville, Suite 130, Lafayette, Louisiana 70508, is the owner and holder of certain Oil, Gas and Mineral Lease(s) described on Exhibit “A”, attached hereto and made a part hereof, which lease(s) cover and affect lands situated in                      Parishes, Louisiana.
NOW THEREFORE, for ONE HUNDRED DOLLARS AND OTHER VALUABLE CONSIDERATION, ($100.00 & OVC), the receipt and adequacy of which are hereby acknowledged said NAVITAS OIL & GAS, LLC, hereinafter called “ASSIGNOR”, does hereby grant, bargain, sell transfer, set over and assign unto
PETROQUEST ENERGY, L.L.C.
Post Office Box 51205
Lafayette, Louisiana 70505

hereinafter called “ASSIGNEE”, subject to the terms, provisions and conditions herein set out, all of Assignor’s right, title and interest in and to said lease(s).
This Assignment is expressly subject to the terms, provisions and conditions of said lease(s).
TO HAVE AND TO HOLD unto Assignee, its successors and assigns forever, in accordance with the terms and provisions of said lease(s) and leasehold rights. Assignee agrees and obligates

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itself to assume and discharge all of the express and implied obligations and liabilities imposed upon the Lessee under the terms and provisions of the said lease(s) affected hereby and agrees to hold Assignor harmless from its failure to do so. This Assignment is made and accepted without warranty of any kind, either expressed or implied, and without recourse except as against the claims or anyone holding by, through or under Assignor, but with full substitution and subrogation in and to all rights and actions in warranty held by Assignor.
The terms and conditions of this Assignment shall extend to and be binding upon the heirs, successors and assigns of the parties hereto and Assignee hereby agrees to protect and defend Assignor from and against all claims, demands and causes of action arising out of or in connection with the obligations and liabilities herein assumed by Assignee.
IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses this          day of December 2017, effective the date of each lease.
ASSIGNOR
WITNESSES:                    NAVITAS OIL & GAS, LLC

Signature                        Name:
Title:
Print Name

Signature

Print Name

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STATE OF LOUISIANA    §

PARISH OF LAFAYETTE    §

ON THIS      day of December 2017, before me, appeared                 , to me personally known, who, being by me duly sworn, did say that he is the                  of NAVITAS OIL & GAS, LLC, a Louisiana limited liability company, and that said instrument was signed on behalf of said limited liability company, and said              acknowledged said instrument to be the free act and deed of said company.

Notary Public

ASSIGNEE
WITNESSES:                    PETROQUEST ENERGY, L.L.C.

Signature                        Name:
Title:
Print Name

Signature

Print Name

STATE OF LOUISIANA    §

PARISH OF LAFAYETTE    §

ON THIS      day of December 2017, before me, appeared                 , to me personally known, who, being by me duly sworn, did say that he is the                  of PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, and that said instrument was signed on behalf of said limited liability company, and said              acknowledged said instrument to be the free act and deed of said company.

Notary Public

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EXHIBIT “A”

Attached hereto and made a part hereof that certain
Assignment of Oil, Gas and Mineral Lease(s)
Dated
By and between Navitas Oil & Gas, LLC, Assignor and
PetroQuest Energy, L.L.C., Assignee
Prospect,              Parishes, Louisiana

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EXHIBIT “E”

1.    Capitalized terms used herein without definition have the meanings ascribed to them in the Lease Acquisition Agreement (the “Agreement”) to which this Exhibit E is attached.

2.    Navitas is a resident of the state set forth in Section 3.1 of the Agreement and is not acquiring the PQ Shares as a nominee or agent or otherwise for any other person.

3.    Navitas will comply with all applicable laws and regulations in effect in any jurisdiction in which Navitas purchases or sells PQ Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which Navitas is subject or in which Navitas makes such purchases or sales, and neither PQ nor Parent shall have any responsibility therefor.

4.    Navitas has received copies of (i) the Parent’s Annual Report on Form 10-K for the year ended December 31, 2016, (ii) the Parent’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017, and (iii) a description of the Parent’s capital stock contained in the Parent’s Form 8-A filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 18, 2005 (collectively, the “Offering Documents”). Navitas has not been furnished any offering literature other than the Offering Documents and has relied only on the information contained therein.

5.    Navitas understands and accepts that the purchase of the PQ Shares involves various risks, including the risks outlined in the Offering Documents and in this Exhibit D. Navitas represents that it is able to bear any loss associated with an investment in the PQ Shares.

6.    Navitas confirms that it is not relying on any communication (written or oral) of the Parent, PQ or any of their respective affiliates, as investment advice or as a recommendation to invest in the PQ Shares. It is understood that information and explanations related to the terms and conditions of the PQ Shares provided in the Offering Documents or otherwise by the Parent, PQ or any of their respective affiliates shall not be considered investment advice or a recommendation to purchase the PQ Shares, and that none of the Parent, PQ or any of their respective affiliates is acting or has acted as an advisor to Navitas in deciding to invest in the PQ Shares. Navitas acknowledges that none of the Parent, PQ or any of their respective affiliates has made any representation regarding the proper characterization of the PQ Shares for purposes of determining Navitas’ authority to invest in the PQ Shares.

7.    Navitas is familiar with the business and financial condition and operations of the Parent, all as generally described in the Offering Documents. Navitas has had access to such information concerning the Parent and the PQ Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the PQ Shares.

8.    Navitas understands that no federal or state agency has passed upon the merits or risks of an investment in the PQ Shares or made any finding or determination concerning the fairness or advisability of this investment.

9.    Navitas represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Parent, PQ or any of their respective affiliates, as investment advice or as a recommendation to invest in the PQ Shares, it being understood that information and explanations related

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to the terms and conditions of the PQ Shares that are described in the Offering Documents shall not be considered investment advice or a recommendation to invest in the PQ Shares.

10.    Navitas confirms that none of the Parent, PQ or any of their respective affiliates has (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the PQ Shares or (B) made any representation to Navitas regarding the legality of an investment in the PQ Shares under applicable legal investment or similar laws or regulations. In deciding to invest in the PQ Shares, Navitas is not relying on the advice or recommendations of the Parent, PQ or any of their respective affiliates and Navitas has made its own independent decision that the investment in the PQ Shares is suitable and appropriate for Navitas.

11.    Navitas has such knowledge, skill and experience in business, financial and investment matters that Navitas is capable of evaluating the merits and risks of an investment in the PQ Shares. With the assistance of Navitas’ own professional advisors, to the extent that Navitas has deemed appropriate, Navitas has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the PQ Shares and the consequences of the Agreement. Navitas has considered the suitability of the PQ Shares as an investment in light of its own circumstances and financial condition and Navitas is able to bear the risks associated with an investment in the PQ Shares and its authority to invest in the PQ Shares.

12.    Navitas is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Navitas agrees to furnish any additional information requested by the Parent, PQ or any of their respective affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the investment in the PQ Shares. Navitas acknowledges that Navitas has completed the Investor Questionnaire contained in Appendix A and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by Navitas to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

13.    Navitas is acquiring the PQ Shares solely for Navitas’ own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the PQ Shares. Navitas understands that the PQ Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Navitas and of the other representations made by Navitas in this Agreement. Navitas understands that the Parent is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

14.    Navitas understands that the PQ Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that Navitas may dispose of the PQ Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom (including pursuant to Rule 144 under the Securities Act (“Rule 144”)), and Navitas understands that the Parent has no obligation or intention to register any of the PQ Shares, or to take action so as to permit sales pursuant to the Securities Act. Accordingly, until such time as the PQ Shares are eligible for resale pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, Navitas understands that under the Commission’s rules, Navitas may dispose of the PQ Shares principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of Navitas. Consequently, Navitas understands that Navitas must bear the economic risks of the investment in the PQ Shares for an indefinite period of time.

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

15.    Navitas agrees: (A) that Navitas will not sell, assign, pledge, give, transfer or otherwise dispose of the PQ Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the PQ Shares under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws (including pursuant to Rule 144); (B) that, until such time as the PQ Shares have been registered under the Securities Act or the PQ Shares are eligible for resale pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificates representing the PQ Shares will bear a legend making reference to the foregoing restrictions as set forth in paragraph 17 below; and (C) that the Parent and its affiliates shall not be required to give effect to any purported transfer of such PQ Shares except upon compliance with the foregoing restrictions. The Company shall cooperate with Navitas to effect removal of such legend in compliance with the requirements of Rule 144.

16.    Navitas acknowledges that none of the Parent, PQ, any of their respective affiliates or any other person offered to sell the PQ Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

17.    The certificates representing the PQ Shares sold pursuant to this Agreement will be imprinted with a legend in substantially the following form until such time as the PQ Shares have been registered under the Securities Act or the PQ Shares are eligible for resale pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

APPENDIX A
INVESTOR QUESTIONNAIRE

1.
Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has checked the box below indicating the basis on which the undersigned is representing his, her or its status as an “accredited investor” or indicating that the undersigned is not an “accredited investor”. The undersigned agrees to furnish any additional information that PetroQuest Energy, Inc., a Delaware corporation (the “Company”), deems necessary in order to verify the answers set forth below. All information in response to this paragraph will be kept strictly confidential except as necessary to document compliance with applicable law.

☐	The undersigned is a natural person (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with spouse, presently exceeds $1,000,000.
Explanation. In calculating “net worth,” you may include equity in personal property and real estate, including cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property. You should not include your primary residence as an asset. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the date hereof, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the date hereof for the purpose of investing in the securities of the Company.

☐
The undersigned is a natural person (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is a director or executive officer of the Company.

☐
The undersigned is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors:

(describe entity)

☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940:

(describe entity)

☐
The undersigned is a corporation, Massachusetts or similar business trust, partnership, or organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring securities of the Company and with total assets in excess of $5,000,000:

(describe entity)

☐
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring securities in the Company, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

☐
The undersigned is an entity of which all the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Investor Questionnaire:

(describe entity)

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE COMPANY WILL RELY ON THEM.

•	Manner in which title to be held (check one)
☐    Individual Ownership
☐    Community Property
☐    Joint Tenant with Right of Survivorship (both parties must sign)
☐    Partnership
☐    Tenants in Common
☐    Corporation
☐    Trust
☐    Other

•	State of residence (if an individual): ____________________________________
State where investment decision made (if an entity): ______________________

•	Is the undersigned a broker or dealer in securities?
☐    Yes    ☐    No

EXECUTED this __________ day of __________, 2017.

(Signature)

(Name and Title, if applicable)